UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 3)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 14, 2005

COVENTRY HEALTH CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817
 (Address of principal executive offices) (Zip Code)

(301) 581-0600
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 24(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 24(c))

     This Amendment No. 3 is being filed by the Registrant solely to provide additional information in reference to the Registrant’s periodic report on Form 8-K dated October 29, 2004. This amendment includes the employment agreement for Thomas P. McDonough which was not available at the date of the original filing.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement

     As previously reported on Form 8-K on October 29, 2004, Thomas P. McDonough became President of Coventry Health Care effective January 1, 2005 and assumed responsibility for First Health Group following its acquisition on January 28, 2005. Accordingly, Coventry entered into an amended employment agreement with Mr. McDonough on March 14, 2005, effective January 1, 2005 through December 31, 2007, and will continue on a year-to-year basis thereafter. Mr. McDonough will earn an annual base salary and is entitled to continue participation in certain incentive and benefit plans as outlined in the agreement. The employment agreement refers to three performance bonus arrangements, payable in cash, approved by Coventry’s Compensation Committee under the terms of the 2004 Incentive Plan.

     First, Mr. McDonough is eligible to receive an annual performance incentive bonus under the Company’s 2005 Executive Management Incentive Plan that is tied to the achievement of Coventry’s financial results as measured by earnings per share. The potential payout is a percentage of base salary which can be greater or less than 100%, based upon performance as determined by the Compensation Committee.

     Second, as previously reported on Form 8-K on November 23, 2004, Coventry entered into a special incentive plan with Mr. McDonough, the payout of which is based on the attainment of pre-established 2005 financial goals as measured by EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for First Health Group. The potential payout ranges from $0 to $2,000,000.

     Third, Mr. McDonough is eligible for a special incentive bonus based on a year-over-year increase in revenue goals for Coventry and the achievement of pre-established performance goals measured over an 18-month period. The maximum amount of the special incentive bonus is two times Mr. McDonough’s annual base salary. A copy of Mr. McDonough’s employment agreement is attached to this Form 8-K/A as exhibit 10.1.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     See Item 1.01 Entry into a Material Definitive Agreement which is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

c)	Exhibits

	Exhibit No.	Description of Exhibit

	10.1	Employment Agreement effective as of March 14, 2005 between Thomas P. McDonough and Coventry Health Care, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

/s/ Shawn M. Guertin

Shawn M. Guertin
Executive Vice President, Chief Financial Officer and Treasurer

Dated: March 15, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement effective as of March 14, 2005 between Thomas P. McDonough and Coventry Health Care, Inc.